Capital and financial risk management	12 Months Ended
Dec. 31, 2017
Capital and financial risk management [Abstract]
Capital and financial risk management
3.	Capital and financial risk management

The Company’s main objectives when managing capital are to safeguard its ability to continue as a going-concern, to provide returns to shareholders and maximize shareholder value, provide better cash management to ensure availability of credit lines in order to maintain liquidity, and obtain funds at the lowest cost possible.

The Company manages its capital structure based on the financial leverage ratio corresponding to net debt divided by total capital and adjustments are made considering changes in economic conditions. Net debt is defined as loans, financing, and debentures, less cash and cash equivalents and marketable securities. Total capital is defined as equity plus net debt.

There were no changes in the objectives, policies or processes for managing capital during the years ended December 31, 2017 and 2016.

	2017	2016	2015
		(Restated)	(Restated)

Loans and financing (Note 13)	385,514	26,697	84,310
Debentures (Note 14)	1,068,979	1,665,629	1,417,081
(-) Cash and cash equivalents (Note 4)	(84,687)	(31,083)	(47,793)
(-) Marketable securities	(42)	(14)	(36,264)
Net debt	1,369,764	1,661,229	1,417,334

Equity (capital deficiency)	(455,904)	(737,056)	(381,129)
Equity and net debt	913,860	924,173	1,036,205
Financial leverage ratio - %	150%	180%	137%